Exhibit 10.151


BANK1ONE                                             Note Modification Agreement


This agreement is made and entered into on August 5, 2003 (the "Agreement Date"), to be effective as of July 10, 2003 (the "Effective Date"), by and between MACE CAR WASH-ARIZONA, INC. alone, and its successors (the "Borrower") and Bank One, NA, with its main office in Chicago, IL (the "Bank").

WHEREAS, the Borrower executed a PROMISSORY NOTE as evidence of indebtedness in the original face amount of Eight Hundred Fifty-Four Thousand Three Hundred Ninety-Eight and 88/100 Dollars ($854,398.88), dated July 10, 2000 owing by the Borrower to the Bank, as same may have been amended or modified from time to time (the "Note"), which Note has at all times been, and is now, continuously and without interruption outstanding in favor of the Bank; and,

WHEREAS, the Borrower has requested and the Bank has agreed that the Note be modified to the limited extent as hereinafter set forth;

NOW THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1. ACCURACY OF RECITALS. The Borrower acknowledges the accuracy of the Recitals stated above.

2. MODIFICATION OF NOTE.

    2.1 From and after the Effective Date, a portion of the first sentence of the first paragraph in the Note is hereby amended to read as follows:

         FOR VALUE RECEIVED, on or before July 10, 2008 ("Maturity Date"),

    2.2 Each of the Related Documents is modified to provide that it shall be a default or an event of default thereunder if the Borrower shall fail to comply with any of the covenants of the Borrower herein or if any representation or warranty by the Borrower or by any guarantor herein is materially incomplete, incorrect, or misleading as of the date hereof. As used in this agreement, the "Related Documents" shall include the Note and all loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, or any other instrument or document executed in connection with the Note or in connection with any other obligations of the Borrower to the Bank.

    2.3 Each reference in the Related Documents to any of the Related Documents shall be a reference to such document as modified herein.

3. RATIFICATION OF RELATED DOCUMENTS AND COLLATERAL. The Related Documents are ratified and reaffirmed by the Borrower and shall remain in full force and effect as they may be modified herein. All real or personal property described as security in the Related Documents shall remain as security for the Note and the obligations of the Borrower in the Related Documents.

4. BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank:

    4.1 No default or event of default under any of the Related Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Related Documents as modified herein has occurred and is continuing.

    4.2 There has been no material adverse change in the financial conditions of the Borrower or any other person whose financial statement has been delivered to the Bank in connection with the Note from the most recent financial statement received by the Bank.

    4.3 Each and all representations and warranties of the Borrower in the Related Documents are accurate on the date hereof.

    4.4 The Borrower has no claims, counterclaims, defenses, or setoffs with respect to the loan evidenced by the Note or with respect to the Related Documents as modified herein.

    4.5 The Note and the Related Documents as modified herein are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

    4.6 The Borrower, other than any Borrower who is a natural person, is validly existing under the laws of the State of its formation or organization. The Borrower has the requisite power and authority to execute and deliver this agreement and to perform the obligations described in the Related Documents as modified herein. The execution and delivery of this agreement and the performance of the obligations described in the Related Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower. This agreement has been duly executed and delivered by or on behalf of the Borrower.

5. BORROWER COVENANTS. The Borrower covenants with the Bank:

    5.1 The Borrower shall execute, deliver, and provide to the Bank such additional agreements, documents, and instruments as reasonably required by the Bank to effectuate the intent of this agreement.

    5.2 The Borrower fully, finally, and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all causes of action, claims, debts, demands, and liabilities, of whatever kind or nature, in law or equity, of the Borrower, whether now known or unknown to the Borrower, (i) in respect of the loan evidenced by the Note and the Related Documents, or of the actions or omissions of the Bank in any manner related to the loan evidenced by the Note or the Related Documents and (ii) arising from events occurring prior to the date of this agreement.

    5.3  The Borrower shall pay to the Bank:

         5.3.1 All the internal and external costs and expenses incurred by the Bank in connection with this agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).


6. EXECUTION AND DELIVERY OF AGREEMENT BY THE BANK. The Bank shall not be bound by this agreement until (i) the Bank has executed this agreement and (ii) the Borrower performed all of the obligations of the Borrower under this agreement to be performed contemporaneously with the execution and delivery of this agreement.

7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR
WAIVER. The Note and the Related Documents as modified herein contain the complete understanding and agreement of the Borrower and the Bank in respect of the loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Note or the Related Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the party against whom it is being enforced.

8. GOVERNING LAW AND VENUE. This agreement is delivered in the State of
Texas and governed by Texas law (without giving effect to its laws of conflicts). The Borrower agrees that any legal action or proceeding with respect to any of its obligations under the Note or this agreement may be brought by the Bank in any state or federal court located in the State of Texas, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Borrower submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Borrower waives any claim that the State of Texas is not a convenient forum or the proper venue for any such suit, action or proceeding. This agreement binds the Borrower and its successors, and benefits the Bank, its successors and assigns. The Borrower shall not, however, have the right to assign the Borrower's rights under this agreement or any interest therein, without the prior written consent of the Bank.

9. COUNTERPART EXECUTION. This agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same agreement.




                 [THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK]

10. NOT A NOVATION. This agreement is a modification only and not a novation. In addition to all amounts hereafter due under the Note and the Related Documents as they may be modified herein, all accrued interest evidenced by the Note being modified by this agreement and all accrued amounts due and payable under the Related Documents shall continue to be due and payable until paid. Except for the above-quoted modification(s), the Note, any Related Documents, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Note and made a part thereof. This agreement shall not release or affect the liability of any guarantor, surety or endorser of the Note or release any owner of collateral securing the Note. The validity, priority and enforceability of the Note shall not be impaired hereby. References to the Related Documents and to other agreements shall not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal and interest on the Note when due. The Bank reserves all rights against all parties to the Note.


                                            Borrower:

Address:  1000 Crawford Place Suite 400
          Mt. Laurel, NJ 08054-3932         MACE CAR WASH-ARIZONA, INC.

                                            By:  /s/  Robert M. Kramer
                                            ------------------------------------
                                            Robert M. Kramer           Secretary
                                            ------------------------------------
                                            Printed Name                 Title


BANK'S ACCEPTANCE

The foregoing agreement is hereby agreed to and acknowledged this 5th day of August, 2003.


                                            Bank:

                                            Bank One, NA, with its main office
                                            in Chicago, IL

                                            By:  /s/ Mark W. Warren
                                            ------------------------------------
                                            Mark W. Warren  First Vice President
                                            ------------------------------------
                                            Printed Name           Title

BANK1ONE                                               Notice of Final Agreement


 To: MACE CAR WASH-ARIZONA, INC. (collectively, whether one or more, the "Borrower")

As of the effective date of this Notice, the Borrower and Bank One, NA, with its main office in Chicago, IL, (the "Bank") have consummated a transaction pursuant to which the Bank has agreed to make a loan or loans to the Borrower, to renew and extend an existing loan or loans to the Borrower and/or to otherwise extend credit or make financial accommodations to or for the benefit of the Borrower, in an aggregate amount up to $731,454.91 (collectively, whether one or more, the "Loan").

In connection with the Loan, the Borrower and the Bank and the undersigned guarantors and other obligors, if any (collectively, whether one or more, the "Other Obligors") have executed and delivered and may hereafter execute and deliver certain agreements, instruments and documents (collectively hereinafter referred to as the "Written Loan Agreement").

It is the intention of the Borrower, the Bank and the Other Obligors that this Notice be incorporated by reference into each of the written agreements, instruments and documents comprising the Written Loan Agreement. The Borrower, the Bank and the Other Obligors each warrants and represents that the entire agreement made and existing by or among the Borrower, the Bank and the Other Obligors with respect to the Loan is and shall be contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises exist or shall exist by or among the Borrower, the Bank and the Other Obligors that are not reflected in the Written Loan Agreement.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

 Dated: August 5                                    , 20 03
        ---------------------------------------------    --

                                   Bank One, NA

                                   By: /s/ Mark Warren
                                   ---------------------------------------------
                                   Mark W. Warren           First Vice President
                                   ---------------------------------------------
                                   Printed Name                     Title

 ACKNOWLEDGED AND AGREED:

 BORROWER:

 MACE CAR WASH-ARIZONA, INC.

 By:  /s/ Robert M. Kramer
      ---------------------------------------------------------
      Robert M. Kramer                              Secretary
      ---------------------------------------------------------
      Printed Name                                      Title

 OTHER OBLIGORS:

 MACE SECURITY INTERNATIONAL, INC.

 By:  /s Gregory M. Krzemien
      ---------------------------------------------------------

      Gregory M. Krzemien                           Treasurer
      ---------------------------------------------------------
      Printed Name                                      Title